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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): JULY 28, 2005



                              COMPUWARE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number: 000-20900

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
                              MICHIGAN                                                    38-2007430
   (State or other jurisdiction of incorporation or organization)            (I.R.S. Employer Identification No.)

               ONE CAMPUS MARTIUS, DETROIT, MICHIGAN                                      48226-5099
              (Address of Principal Executive Offices)                                    (Zip Code)

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      (Registrant's telephone number, including area code): (313) 227-7300

                                ---------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written Communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On July 28, 2005, Compuware Corporation ("Compuware") executed an amendment to extend the term of the credit facility through July 28, 2006 on substantially the same terms. No borrowings have occurred under this facility.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

               99.1    Amendment No. 3 to Credit Agreement, dated July 28, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                COMPUWARE CORPORATION


Date: August 2, 2005                            By:  /s/ Thomas M. Costello, Jr.
                                                --------------------------------
                                                Thomas M. Costello, Jr.
                                                Senior Vice President, General
                                                Counsel and Secretary


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                                INDEX OF EXHIBITS

EXHIBIT NO.                        DESCRIPTION
-----------      ---------------------------------------------------------------
    99.1         Amendment No. 3 to Credit Agreement, dated July 28, 2005.